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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2005

                            SURGE GLOBAL ENERGY, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-24269                   34-1454529
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


          12220 El Camino Real, Suite 410, San Diego, California 92130
          ------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 704-5010

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 21, 2005, we closed on a loan pursuant to a certain Note and Warrant Purchase Agreement dated as of March 17, 2005, with one accredited investor pursuant to which the investor agreed to loan $1,575,000 to us in exchange for (i) a principal amount of $1,575,000 6% convertible promissory note, and (ii) 787,500 warrants to purchase shares of our common stock, par value $.001 per share. We issued the aforementioned securities to the investors pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

         The convertible promissory note bears simple interest at 6% per annum and matures on the earlier of (i) 1 year from the date of issuance; or (ii) 30 days after we complete a financing in excess of $5,000,000. The principal amount on the note outstanding may be converted into restricted shares of our common stock at a conversion price of $2.25 per share. The conversion price is adjustable in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the conversion price of the convertible notes will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

         The warrants are exercisable until five years from the date of issuance at an exercise price of $4.00 per share. The exercise price of the warrants will be adjusted in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

     (b)      PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

     (c)      EXHIBITS.

EXHIBIT NUMBER
                                          DESCRIPTION
--------------   ---------------------------------------------------------------

4.1              Note and Warrant Purchase Agreement, dated March 17,
                 2005, by and among Surge Global Energy, Inc. and the investor named on the signature page thereto.

4.2 Form of Convertible Promissory Note of Surge Global Energy, Inc. issued to the investor named on the signature page thereto.

4.3 Form of Warrant to Purchase Common Stock of Surge Global Energy, Inc. issued to the investor named on the signature page thereto.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SURGE GLOBAL ENERGY, INC.


Date: March 24, 2005                        /s/ Fred W. Kelly
                                            ------------------------------------
                                            Fred W. Kelly
                                            Chief Executive Officer